Capital Management	12 Months Ended
Apr. 30, 2023
Disclosure of objectives, policies and processes for managing capital [abstract]
Capital Management [Text Block]

14. Capital Management

The Company manages its capital structure and makes adjustments to it, based on the funds available to the Company, in order to support the acquisition, exploration and development of mineral properties. The Board of Directors does not establish quantitative return on capital criteria for management, but rather relies on the expertise of the Company's management to sustain future development of the business.

The Panuco-Copala property, in which the Company currently holds an interest, is currently in the exploration stage. As a result, the Company has traditionally relied on the equity markets to secure funding for its operations. In order to carry out the planned exploration and pay for administrative costs, the Company will spend its existing working capital and raise additional amounts as needed. The Company will continue to assess new properties and seek to acquire an interest in additional properties if it feels there is sufficient geologic or economic potential and if it has adequate financial resources to do so.

The capital structure of the Company consists of shareholders' equity, comprising issued capital and deficit. The Company is not exposed to any externally imposed requirements. Management reviews its capital management approach on an ongoing basis and believes that this approach, given the relative size of the Company, is reasonable.